Exhibit 10:  Documents pertaining to the Change of Auditors

ALDA PHARMACEUTICALS CORP.

CONSENT RESOLUTION OF DIRECTORS

The undersigned, being all of the directors of ALDA Pharmaceuticals Corp. (the “Company”) hereby consent to and adopt the following resolutions as of August 31, 2007:

RESOLVED THAT:

1.

The resignation of the Company’s current auditor, Berris Mangan, Chartered Accountants, be approved.

2.

The appointment of HLB Cinnamon Jang Willoughby Chartered Accountants as the successor auditor of the Company be approved.

3.

Any officer or director of the Company be authorized and directed to do all such acts and things and to execute or cause to be executed (whether under the common seal of the Company or otherwise) all such instruments, agreements and other documents as in such officer’s or director’s opinion may be necessary or desirable in connection with the matters hereby approved and authorized and all such actions taken prior hereto be and they are ratified and confirmed in all respects.

4.

This resolution may be signed by the directors of the Company in as many counterparts as may be necessary and may be delivered by facsimile, such counterparts together shall constitute one and the same instrument and, notwithstanding the date of execution, shall be deemed to bear the date as set out above.

SIGNED:

TERRANCE OWEN

PETER CHEN

RONALD J. ZOKOL

LINDA ALLISON

EUGENE A. HODGSON

WILLIAM F. McCOY

_____________________________________________________________________

Exhibit 10:  Documents pertaining to the Change of Auditors

ALDA PHARMACEUTICALS CORP.

NOTICE OF CHANGE OF AUDITOR

NOTICE IS HEREBY GIVEN that ALDA Pharmaceuticals Corp (the “Issuer”) has received notification from Berris Mangan, Chartered Accountants, the current auditor of the Issuer of its decision to resign as the issuer’s auditor effective August 21, 2007 on its own initiative and not stand for reappointment at the next annual general meeting. By resolution dated August 31, 2007, the Board of Directors of the Issuer has approved the resignation of Berris Mangan, Chartered Accountants and approved the appointment of HLB Cinnamon Jang Willoughby, Chartered Accountants, as the Issuer’s successor auditor until the next annual general meeting of shareholders of the Issuer.

The Issuer reports that: (a) there have been no reservations in the auditor’s reports of Berris Mangan, Chartered Accountants for the last two fiscal years ended June 30, 2005 and June 30, 2006 reported on by Berris Mangan, Chartered Accountants; and (b) there are no “reportable events” (as defined in National Instrument 51-102 of the Canadian Securities Administrators).

Dated this 31st day of August, 2007.

BY ORDER OF THE BOARD

Terrence Owen

Chief Executive Officer & Director

_____________________________________________________________________

Exhibit 10:  Documents pertaining to the Change of Auditors

“Forging strong relationships. Providing clear business advice

September 7, 2007

British Columbia Securities Commission

Alberta Securities Commission

12th Floor - 701 West Georgia Street

4th Floor – 300 Fifth Avenue SW

Vancouver, BC V7Y 1K7

 Edmonton, Alberta

T2P 3C4

TSX Venture Exchange

Suite 2700 - 650 West Georgia Street Vancouver, BC

V6B 4N7

Dear Sirs:

Re: Notice of Change of Auditor for ALDA Pharmaceuticals Corp. ( ‘the Company ”)

In accordance with National Instrument 51-102 “Continuous Disclosure Obligations”, we have reviewed the Company ’s Notice of Change of Auditor dated August 31, 2007 and we provide a response following.

We do not disagree with the information contained in the Notice, except that we have no knowledge as to whether the acceptance of the resignation of Berris Mangan, Chartered Accountants or appointment of HLB Cinnamon Jang Willoughby, Chartered Accountants have been considered and approved by the Company’s Board of Directors.

We understand that the Notice of Change of Auditor along with this letter and a similar letter from HLB Cinnamon Jang Willoughby, Chartered Accountants, will be provided to the Company’s registered shareholders.

Yours truly,

Berris Mangan

CHARTERED ACCOUNTANTS

BERRIS MANGAN ELLIOTT SHIKAZE GALBRAITH AXWORTHY INFANTI A PARTNERSHIP OF INCORPORATED PROFESSIONALS	1827 West 5th Avenue Vancouver, BC V6J 1 P5 604.682.8492 tel 604.683.4782 fax www. berrismangan.com

_____________________________________________________________________

Exhibit 10:  Documents pertaining to the Change of Auditors

September 7, 2007

Alberta Securities Commission

4th Floor, 300 – 5th Avenue SW

Calgary, Alberta  T3P 3C4

British Columbia Securities Commission

701 West Georgia Street

Vancouver, BC  V6C 1L6

Dear Sirs:

Re:

Alda Pharmaceuticals Corp.

National Instrument 51-102 – Continuous Disclosure Obligations

Change of Auditor of a Reporting Issuer

We have reviewed the Notice of Change of Auditor prepared by Alda Pharmaceuticals Corp. on August 31, 2007.  In reference to the Notice of Change of Auditor, we wish to advise the relevant securities commissions that we have read the Notice and, based on our knowledge as at the time of receipt of the Notice, that we agree with statement (a), and that we have no basis to agree or disagree with statement (b).

Yours very truly,

"Cinnamon Jang Willoughby & Company"

Burnaby, British Columbia